Statements of Net Assets Available for Benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 1,386,041	$ 1,262,932
Plan interest in Master Trust for Norfolk Southern Corporation	307,956	275,188
Total investments	1,693,997	1,538,120
EBP, Receivable [Abstract]
Notes receivable from participants	14,477	14,688
Net assets available for benefits	$ 1,708,474	$ 1,552,808